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                               ING INVESTORS TRUST
                ING Pioneer Mid Cap Value Portfolio ("Portfolio")

                        Supplement dated November 9, 2006
        to the Adviser Class Prospectus, Institutional Class Prospectus,
                            Service Class Prospectus,
                         and Service 2 Class Prospectus
                            each dated April 28, 2006

     IMPORTANT NOTICE REGARDING A CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

On November 9, 2006 the Board of Trustees of ING Investors Trust approved changes to the Portfolio's principal investment strategies.

Effective on or about January 15, 2007, the Adviser Class Prospectus, Institutional Class Prospectus, Service Class Prospectus and Service 2 Class Prospectus are revised as follows:

1. The section entitled "Principal Investment Strategies" on page 81 of the Adviser Class, on page 86 of the Institutional Class, on page 85 of the Service Class and on page 88 of the Service 2 Class Prospectuses is deleted in its entirety and replaced with the following:

     PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio normally invests at least 80% of its total assets in equity securities of mid-sized companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Sub-Adviser defines mid-size companies as those companies whose market values, at the time of investment, do not exceed the greater of the market capitalization of the largest company with the Russell Midcap(R) Value Index or the 3 year rolling average of the market capitalization of the largest company with the Russell Midcap(R) Value Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap(R) Value Index measures the performance of U.S, mid-cap value stocks. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the Portfolio invests include common stocks, preferred stocks, depositary receipts, convertible debt, exchange-traded funds ("ETFs") that invest primarily in equity securities, and equity interests in real estate investment trusts ("REITs").

     The Sub-Adviser uses a value approach to select the Portfolio's investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic value. The Sub-Adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making the assessment, the Sub-Adviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. The Sub-Adviser relies on the knowledge,

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     experience and judgment of its staff who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include:

          -    Favorable expected returns relative to perceived risk;

          - Managements with demonstrated ability and commitment to the company;

          - Low market valuations relative to earnings forecast, book value, cash flow and sales;

          - Turnaround potential for companies that have been through difficult periods;

          - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company; and

          - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry.

     The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

     The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

2. The following risks are added to the list of risks under the section entitled "Principal Risks" on page 82 of the Adviser Class, on page 87 of the Institutional Class, on page 86 of the Service Class and on page 89 of the Service 2 Class Prospectuses:

                         OTHER INVESTMENT COMPANIES RISK
                  REAL ESTATE INVESTMENT TRUSTS ("REITS") RISK

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                               ING INVESTORS TRUST
                ING Pioneer Mid Cap Value Portfolio ("Portfolio")

                        Supplement dated November 9, 2006
        to the Adviser Class Statement of Additional Information ("SAI")
       and the Institutional Class, Service Class, and Service 2 Class SAI
                            each dated April 28, 2006

     IMPORTANT NOTICE REGARDING A CHANGE IN PRINCIPAL INVESTMENT STRATEGIES

On November 9, 2006 the Board of Trustees of ING Investors Trust approved changes to the Portfolio's principal investment strategies.

Effective on or about January 15, 2007, the Adviser Class, Institutional Class, Service Class and Service 2 Class SAIs are revised as follows:

     The section entitled "Non-Fundamental Investment Policies", sub-section entitled "Pioneer Mid Cap Value" on page 65 of the Institutional Class, Service Class and Service 2 Class SAI and on page 74 of the Adviser Class SAI is deleted in its entirety and replaced with the following:

          The Portfolio normally invests at least 80% of its total assets in equity securities of mid-sized companies.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE